Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-K.

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	2

Financial Highlights

(unaudited)

	Three Months Ended		Twelve Months Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Operating Information
Number of Communities			118	112
Number of Sites			21,510	20,029
Rental and Related Income	$29,596,334	$26,122,486	$113,832,660	$101,801,425
Community Operating Expenses	$14,189,799	$12,176,772	$52,948,510	$47,846,565
Community NOI	$15,406,535	$13,945,714	$60,884,150	$53,954,860
Expense Ratio	47.9%	46.6%	46.5%	47.0%
Sales of Manufactured Homes	$4,648,731	$2,574,099	$15,754,033	$10,846,494
Number of Homes Sold	91	53	295	222
Number of Rentals Added	297	258	905	948
Net Income (Loss) (1)	$(27,729,875)	$3,530,616	$(36,215,571)	$12,668,034
Net Loss Attributable to Common Shareholders (1)	$(32,853,132)	$(795,765)	$(56,531,515)	$(7,679,265)
Adjusted EBITDA	$16,780,127	$14,630,013	$63,541,619	$56,347,752
FFO Attributable to Common Shareholders (1)	$(24,549,424)	$6,552,815	$(24,709,177)	$19,959,411
Core FFO Attributable to Common Shareholders	$7,363,393	$6,552,815	$26,966,219	$23,461,898
Normalized FFO Attributable to Common Shareholders	$7,363,393	$6,323,576	$27,471,112	$21,714,370

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding Basic and Diluted	37,841,170	35,071,943	36,871,322	32,675,650
Net Loss Attributable to Common Shareholder per share- Basic and Diluted (1)	$(0.87)	$(0.03)	$(1.53)	$(0.24)
FFO per Share- Diluted (1)	$(0.64)	$0.19	$(0.66)	$0.60
Core FFO per Share- Diluted	$0.19	$0.19	$0.72	$0.71
Normalized FFO per Share- Diluted	$0.19	$0.18	$0.74	$0.66
Dividends per Common Share	$0.18	$0.18	$0.72	$0.72

Balance Sheet
Total Assets			$878,985,924	$823,881,326
Total Liabilities			$454,287,884	$402,665,862

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$439,078,416	$389,599,604
Equity Market Capitalization			$453,713,702	$528,772,213
Series B Preferred Stock			$95,030,000	$95,030,000
Series C Preferred Stock			$143,750,000	$143,750,000
Series D Preferred Stock			$50,000,000	$-0-
Total Market Capitalization			$1,181,572,118	$1,157,151,817

(1) Includes change in unrealized gain (loss) in marketable securities in 2018.

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	3

Consolidated Balance Sheets

	December 13,	December 31,
	2018	2017
ASSETS
Investment Property and Equipment
Land	$68,154,110	$61,239,644
Site and Land Improvements	533,547,154	463,242,075
Buildings and Improvements	25,156,183	22,963,926
Rental Homes and Accessories	254,598,641	216,992,988
Total Investment Property	881,456,088	764,438,633
Equipment and Vehicles	18,791,688	16,874,760
Total Investment Property and Equipment	900,247,776	781,313,393
Accumulated Depreciation	(197,208,363)	(166,444,512)
Net Investment Property and Equipment	703,039,413	614,868,881

Other Assets
Cash and Cash Equivalents	7,433,470	23,242,090
Marketable Securities at Fair Value	99,595,736	132,964,276
Inventory of Manufactured Homes	23,703,322	17,569,365
Notes and Other Receivables, net	31,493,555	25,451,053
Prepaid Expenses and Other Assets	4,279,403	3,457,083
Land Development Costs	9,441,025	6,328,578
Total Other Assets	175,946,511	209,012,445

TOTAL ASSETS	$878,985,924	$823,881,326

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of Unamortized Debt Issuance Costs	$331,093,063	$304,895,117
Other Liabilities
Accounts Payable	3,873,445	2,960,739
Loans Payable, net of Unamortized Debt Issuance Costs	107,985,353	84,704,487
Accrued Liabilities and Deposits	5,493,862	4,977,886
Tenant Security Deposits	5,842,161	5,127,633
Total Other Liabilities	123,194,821	97,770,745
Total Liabilities	454,287,884	402,665,862

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 4,000,000 shares authorized; 3,801,200 shares issued and outstanding as of December 31, 2018 and 2017	95,030,000	95,030,000
Series C- 6.75% Cumulative Redeemable Preferred Stock, par value $0.10 per share; 5,750,000 shares authorized, issued and outstanding as of December 31, 2018 and 2017	143,750,000	143,750,000
Series D - 6.375% Cumulative Redeemable Preferred Stock, par value $0.10 per share, 2,300,000 shares authorized; 2,000,000 and -0- shares issued and outstanding as of December 31, 2018 and 2017, respectively	50,000,000	-0-
Common Stock – $0.10 par value per share: 111,363,800 and 113,663,800 shares authorized; 38,320,414 and 35,488,068 shares issued and outstanding as of December 31, 2018 and 2017, respectively	3,832,041	3,548,807
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized; no shares issued or outstanding as of December 31, 2018 and 2017	-0-	-0-
Additional Paid-In Capital	157,449,781	168,034,868
Accumulated Other Comprehensive Income	-0-	11,519,582
Undistributed Income (Accumulated Deficit)	(25,363,782)	(667,793)
Total Shareholders’ Equity	424,698,040	421,215,464

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$878,985,924	$823,881,326

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	4

Consolidated Statements of Income (Loss)

	(unaudited)
	Three Months Ended		Twelve Months Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017
INCOME:
Rental and Related Income	$29,596,334	$26,122,486	$113,832,660	$101,801,425
Sales of Manufactured Homes	4,648,731	2,574,099	15,754,033	10,846,494
TOTAL INCOME	34,245,065	28,696,585	129,586,693	112,647,919

EXPENSES:
Community Operating Expenses	14,189,799	12,176,772	52,948,510	47,846,565
Cost of Sales of Manufactured Homes	3,309,286	2,005,525	11,715,987	8,471,190
Selling Expenses	860,921	633,375	3,774,425	3,095,155
General and Administrative Expenses	2,679,158	2,455,016	10,879,419	9,645,681
Depreciation Expense	8,280,690	7,297,190	31,691,209	27,557,746
TOTAL EXPENSES	29,319,854	24,567,878	111,009,550	96,616,337

OTHER INCOME (EXPENSE):
Interest Income	684,735	527,385	2,254,690	2,006,880
Dividend Income	2,763,580	2,419,860	10,367,155	8,134,898
Gain on Sales of Marketable Securities, net	-0-	229,239	20,107	1,747,528
Decrease in Fair Value of Marketable Securities	(31,912,817)	-0-	(51,675,396)	-0-
Other Income	75,704	112,797	410,444	705,048
Interest Expense	(4,243,270)	(3,835,982)	(16,038,585)	(15,876,972)
TOTAL OTHER INCOME (EXPENSE)	(32,632,068)	(546,701)	(54,661,585)	(3,282,618)

Income (Loss) Before Loss on Sales of Investment Property and Equipment	(27,706,857)	3,582,006	(36,084,442)	12,748,964
Loss on Sales of Investment Property and Equipment	(23,018)	(51,390)	(131,129)	(80,930)
NET INCOME (LOSS)	(27,729,875)	3,530,616	(36,215,571)	12,668,034

Less: Preferred Dividends	(5,123,257)	(4,326,381)	(20,315,944)	(16,844,812)
Less: Redemption of Preferred Stock	-0-	-0-	-0-	(3,502,487)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(32,853,132)	$(795,765)	$(56,531,515)	$(7,679,265)

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	5

Consolidated Statements of Cash Flows

	Twelve Months Ended
	12/31/2018	12/31/2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$(36,215,571)	$12,668,034
Non-Cash Items Included in Net Income (Loss):
Depreciation	31,691,209	27,557,746
Amortization of Financing Costs	625,445	660,910
Stock Compensation Expense	1,613,110	1,314,491
Benefit for Uncollectible Notes and Other Receivables	1,231,112	1,273,535
Gain on Sales of Marketable Securities, net	(20,107)	(1,747,528)
Decrease in Fair Value of Marketable Securities	51,675,396	-0-
Loss on Sales of Investment Property and Equipment	131,129	80,930
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(6,133,957)	(144,791)
Notes and Other Receivables, net of Notes Acquired with Acquisitions	(6,438,252)	(2,331,386)
Prepaid Expenses and Other Assets	(127,538)	557,116
Accounts Payable	912,706	(1,298)
Accrued Liabilities and Deposits	515,976	161,727
Tenant Security Deposits	714,528	807,938
Net Cash Provided by Operating Activities	40,175,186	40,857,424

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities, net of Mortgages Assumed	(55,880,468)	(61,669,247)
Purchase of Investment Property and Equipment	(52,970,053)	(62,009,984)
Proceeds from Sales of Investment Property and Equipment	2,754,508	2,299,670
Additions to Land Development Costs	(13,220,398)	(3,881,035)
Purchase of Marketable Securities	(18,555,424)	(45,075,311)
Proceeds from Sales of Marketable Securities	268,675	17,416,146
Net Cash Used in Investing Activities	(137,603,160)	(152,919,761)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages, net of Mortgages Assumed	28,192,000	44,420,000
Net Proceeds from Short Term Borrowings	23,651,656	26,401,635
Principal Payments of Mortgages and Loans	(6,865,631)	(34,970,645)
Financing Costs on Debt	(748,926)	(641,471)
Proceeds from Issuance of Preferred Stock, net of Offering Costs	48,247,280	138,975,847
Redemption of 8.25% Series A Preferred Stock	-0-	(91,595,000)
Proceeds from Registered Direct Placement of Common Stock, net of Offering Costs	-0-	22,518,238
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	30,038,166	57,506,016
Proceeds from Exercise of Stock Options	1,385,000	5,435,634
Preferred Dividends Paid	(20,050,319)	(16,665,934)
Common Dividends Paid, net of Dividend Reinvestments	(21,535,090)	(20,780,223)
Net Cash Provided by Financing Activities	82,314,136	130,604,097

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(15,113,838)	18,541,760
CASH, CASH EQUIVALENTS AND RESTRICTED CASH – BEGINNING OF YEAR	27,891,249	9,349,489
CASH, CASH EQUIVALENTS AND RESTRICTED CASH – END OF YEAR	$12,777,411	$27,891,249

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	6

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Loss Attributable to Common Shareholders to FFO, Core FFO and Normalized FFO

(unaudited)

	Three Months Ended		Twelve Months Ended
	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Reconciliation of Net Income (Loss) to Adjusted EBITDA

Net Income (Loss)	$(27,729,875)	$3,530,616	$(36,215,571)	$12,668,034
Interest Expense	4,243,270	3,835,982	16,038,585	15,876,972
Franchise Taxes	73,225	(33,775)	352,000	245,000
Depreciation Expense	8,280,690	7,297,190	31,691,209	27,557,746
Decrease in Fair Value of Marketable Securities	31,912,817	-0-	51,675,396	-0-

Adjusted EBITDA	$16,780,127	$14,630,013	$63,541,619	$56,347,752

Reconciliation of Net Loss Attributable to Common Shareholders to Funds from Operations Attributable to Common Shareholders

Net Loss Attributable to Common Shareholders	$(32,853,132)	$(795,765)	$(56,531,515)	$(7,679,265)
Depreciation Expense	8,280,690	7,297,190	31,691,209	27,557,746
Loss on Sales of Depreciable Assets	23,018	51,390	131,129	80,930

Funds from Operations (“FFO”) Attributable to Common Shareholders	(24,549,424)	6,552,815	(24,709,177)	19,959,411

Adjustments:
Decrease in Fair Value of Marketable Securities	31,912,817	-0-	51,675,396	-0-
Redemption of Preferred Stock	-0-	-0-	-0-	3,502,487

Core Funds from Operations (“Core FFO”) Attributable to Common Shareholders	7,363,393	6,552,815	26,966,219	23,461,898

Adjustments:
Non- Recurring Other Expense (1)	-0-	-0-	525,000	-0-
Gain on Sales of Marketable Securities, net	-0-	(229,239)	(20,107)	(1,747,528)

Normalized Funds from Operations (“Normalized FFO”) Attributable to Common Shareholders	$7,363,393	$6,323,576	$27,471,112	$21,714,370

(1) Consists of one-time payroll expenditures

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(unaudited)

	Twelve Months Ended
	12/31/2018		12/31/2017
Shares Outstanding	38,320,414		35,488,068
Market Price Per Share	$11.84		$14.90
Equity Market Capitalization	$453,713,702		$528,772,213
Total Debt	439,078,416		389,599,604
Preferred	288,780,000		238,780,000
Total Market Capitalization	$1,181,572,118		$1,157,151,817

Total Debt	$439,078,416		$389,599,604
Less: Cash and Cash Equivalents	(7,433,470)		(23,242,090)
Net Debt	431,644,946		366,357,514
Less: Marketable Securities at Fair Value (“Securities”)	(99,595,736)		(132,964,276)
Net Debt Less Securities	$332,049,210		$233,393,238

Interest Expense	$16,038,585		$15,876,972
Capitalized Interest	1,036,307		500,859
Preferred Dividends	20,315,944		16,844,812
Total Fixed Charges	$37,390,836		$33,222,643

Adjusted EBITDA	$63,541,619		$56,347,752

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	36.5%		31.7%

Net Debt Plus Preferred / Total Market Capitalization	61.0%		52.3%

Net Debt Less Securities / Total Market Capitalization	28.1%		20.2%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	52.5%		40.8%

Interest Coverage	3.7	x	3.4	x

Fixed Charge Coverage	1.7	x	1.7	x

Net Debt / Adjusted EBITDA	6.8	x	6.5	x

Net Debt Less Securities / Adjusted EBITDA	5.2	x	4.1	x

Net Debt Plus Preferred / Adjusted EBITDA	11.3	x	10.7	x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA	9.8	x	8.4	x

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	8

Debt Analysis

(unaudited)

	Twelve Months Ended
	12/31/2018	12/31/2017
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$334,411,425	$308,444,180
Variable Rate Mortgages	-0-	16,606

Total Mortgages Before Unamortized Debt Issuance Costs	334,411,425	308,460,786
Unamortized Debt Issuance Costs	(3,318,362)	(3,565,669)

Mortgages, Net of Unamortized Debt Issuance Costs	$331,093,063	$304,895,117
Loans Payable:
Unsecured Line of Credit	$50,000,000	$35,000,000
Other Loans Payable	58,417,479	49,765,824

Total Loans Before Unamortized Debt Issuance Costs	108,417,479	84,765,824
Unamortized Debt Issuance Costs	(432,126)	(61,337)

Loans, Net of Unamortized Debt Issuance Costs	$107,985,353	$84,704,487

Total Debt, Net of Unamortized Debt Issuance Costs	$439,078,416	$389,599,604

% Fixed/Floating
Fixed	77.0%	80.1%
Floating	23.0%	19.9%
Total	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	4.29%	4.24%
Loans Payable	4.20%	3.14%
Total Average	4.27%	4.01%

Weighted Average Maturity (Years)
Mortgages Payable	6.3	6.9

(1) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	9

Debt Maturity

(unaudited)

Total Debt
Millions
$300
$250
$200
$150
$100
$50
$-
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
Thereafter
Mortgages
Loans

As of 12/31/2018:

Fiscal Year Ended	Mortgages	Loans		Total	% of Total
2019	$2,364,577	$19,767,278		$22,131,855	5.0%
2020	11,739,329	4,215,285		15,954,614	3.6%
2021	2,157,664	378,318		2,535,982	0.6%
2022	20,420,083	51,130,884	(1)	71,550,967	16.1%
2023	61,227,235	568,692		61,795,927	14.0%
Thereafter	236,502,537	32,357,022		268,859,559	60.7%

Total Debt Before Unamortized Debt Issuance Cost	334,411,425	108,417,479		442,828,904	100.0%

Unamortized Debt Issuance Cost	3,318,362	432,126		3,750,488

Total Debt, Net of Unamortized Debt Issuance Costs	$331,093,063	$107,985,353		$439,078,416

(1) Includes $50 million balance outstanding on the Company’s Line of Credit due November 2022, with an additional one year option.

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	10

Securities Portfolio Performance

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain on Sale of Securities	Net Realized Gain on Sale of Securities & Dividend Income
2010	$28,757,477	$1,762,609	$2,027,943	$3,790,552
2011	43,298,214	2,512,057	2,692,649	5,204,706
2012	57,325,440	3,243,592	4,092,585	7,336,177
2013	59,254,942	3,481,514	4,055,812	7,537,326
2014	63,555,961	4,065,986	1,542,589	5,608,575
2015	75,011,260	4,399,181	204,230	4,603,411
2016	108,755,172	6,636,126	2,285,301	8,921,427
2017	132,964,276	8,134,898	1,747,528	9,882,426
2018	99,595,736	10,367,155	20,107	10,387,262
		$44,603,118	$18,668,744	$63,271,862

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	12/31/2018	12/31/2017	% Change

Communities	118	112	5.4%
Developed Sites	21,510	20,029	7.4%
Occupied	17,636	16,208	8.8%
Occupancy %	82.0%	81.4%	60	bps
Total Rentals	6,512	5,607	16.1%
Occupied Rentals	6,009	5,213	15.3%
Rental Occupancy %	92.3%	93.0%	-70	bps
Monthly Rent Per Site	$435	$428	1.6%
Monthly Rent Per Home Rental Including Site	$742	$726	2.2%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(1)		(1)								(2)
Indiana	14	1,104	870	234	3,982	3,241	81.4%	$382	1,370	1,260	92.0%	$732
Maryland	1	77	10	67	58	57	98.3%	$495	-0-	-0-	N/A	N/A
Michigan	2	68	68	-0-	354	257	72.6%	$448	185	163	88.1%	$751
New Jersey	4	349	187	162	1,006	957	95.1%	$616	38	36	94.7%	$925
New York	7	617	308	309	1,161	974	83.9%	$526	317	299	94.3%	$891
Ohio	35	1,680	1,214	466	5,908	4,691	79.4%	$385	1,747	1,625	93.0%	$678
Pennsylvania	48	2,087	1,728	359	7,342	5,868	79.9%	$451	2,049	1,855	90.5%	$769
Tennessee	7	413	321	92	1,699	1,591	93.6%	$462	806	771	95.7%	$758
Total as of December 31, 2018	118	6,395	4,706	1,689	21,510	17,636	82.0%	$435	6,512	6,009	92.3%	$742

(1) Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.
(2) Includes home and site rent charges.

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	12

Same Property Statistics

(unaudited)

	For Three Months Ended				For Twelve Months Ended
	12/31/2018	12/31/2017	Change	% Change	12/31/2018	12/31/2017	Change	% Change
Community Net Operating Income

Rental and Related Income	$26,346,792	$24,720,939	$1,625,853	6.6%	$103,259,916	$96,937,362	$6,322,554	6.5%
Community Operating Expenses	11,827,981	10,735,050	1,092,931	10.2%	45,342,619	42,594,719	2,747,900	6.5%

Community NOI	$14,518,811	$13,985,889	$532,922	3.8%	$57,917,297	$54,342,643	$3,574,654	6.6%

	As of
	12/31/2018	12/31/2017	Change

Total Sites	17,929	17,894	0.2%
Occupied Sites	14,881	14,779	0.7%
Occupancy %	83.0%	82.6%	40	bps
Number of Properties	101	101	N/A
Total Rentals	5,870	5,297	10.8%
Occupied Rentals	5,435	4,946	9.9%
Rental Occupancy	92.6%	93.4%	-80	bps
Monthly Rent Per Site	$449	$434	3.5%
Monthly Rent Per Home Rental Including Site	$743	$723	2.8%

Same Property includes all properties owned as of January 1, 2017, with the exception of Memphis Blues.

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	13

Acquisition Summary

At Acquisition:
Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Price	Total Acres
2016	3	289	215	74%	$7,277,000	219
2017	11	1,997	1,333	67%	$63,290,000	602
2018	6	1,615	1,271	79%	$59,093,000	494

Property Portfolio

Marcellus & Utica Shale Region
Acquired prior to 2017
101 communities and 17,900 sites
Acquired in 2017
11 communities and 2,000 sites
Acquired in 2018
6 communities and 1,600 sites
220 acres to be developed into a manufactured home community

Acreage
Total - 6,400

3,300
52%
3,100
48%

Marcellus & Utica Shale Acreage
72 communities and 10,900 sites

Non Marcellus & Utica Shale Acreage

Communities
Total - 118

Maryland 1%
Michigan 2%
New Jersey 3%
Tennessee 6%
New York 6%
Indiana 12%
Pennsylvania 41%
Ohio 29%

21,500 sites

2018 Acquisitions

Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Redbud Village and Camelot Estates	May 30, 2018	IN	669	$20,500,000	231	91%
Summit Village	August 31, 2018	IN	134	3,500,000	58	60%
Pikewood Manor	November 30, 2018	OH	488	23,000,000	117	67%
Meadows of Perrysburg and Perrysburg Estates	December 19, 2018	OH	324	12,093,000	88	79%
Total 2018			1,615	$59,093,000	494	79%

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), core funds from operations available to common shareholders (“Core FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA”), variously defined, as supplemental performance measures. While the Company believes net loss available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that it also adjusts for the effects of the change in the fair value of marketable securities and costs associated with the redemption of preferred stock. Normalized FFO reflects the same assumptions as Core FFO except that it also adjusts for gains and losses realized on marketable securities investments and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net loss applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus change in the fair value of marketable securities and costs associated with the redemption of preferred stock.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on marketable securities investments and certain one-time charges.

Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 38,135,000 and 37,214,000 shares for the three and twelve months ended December 31, 2018, respectively, and 35,478,000 and 33,146,000 the three and twelve months ended December 31, 2017, respectively. Common stock equivalents resulting from stock options in the amount of 294,000 and 342,000 shares for the three and twelve months ended December 31, 2018, respectively, and 406,000 and 470,000 shares for the three and twelve months ended December 31, 2017, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of FFO per Diluted Common Share and Diluted Net Loss per Share as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2017, with the exception of Memphis Blues.

Adjusted EBITDA is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, and the change in the fair value of marketable securities.

Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net loss applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, Adjusted EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	15

Press Release Dated March 7, 2019

FOR IMMEDIATE RELEASE	March 7, 2019
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE FOURTH QUARTER AND
YEAR ENDED DECEMBER 31, 2018

FREEHOLD, NJ, March 7, 2019........ UMH Properties, Inc. (NYSE:UMH) reported Total Income of $129,587,000 for the year ended December 31, 2018 as compared to $112,648,000 for the year ended December 31, 2017, representing an increase of 15%. Total Income for the quarter ended December 31, 2018 was $34,245,000 as compared to $28,697,000 for the quarter ended December 31, 2017, representing an increase of 19%. Net Loss Attributable to Common Shareholders amounted to $56,532,000 or $1.53 per diluted share for the year ended December 31, 2018 as compared to $7,679,000 or $0.24 per diluted share for the year ended December 31, 2017. Net Loss Attributable to Common Shareholders amounted to $32,853,000 or $0.87 per diluted share for the quarter ended December 31, 2018 as compared to $796,000 or $0.03 per diluted share for the quarter ended December 31, 2017. This increase was due to the change in fair value of our marketable securities, which are now included in our operating numbers.

Core Funds from Operations Attributable to Common Shareholders (“Core FFO”) was $26,966,000 or $0.72 per diluted share for the year ended December 31, 2018 as compared to $23,462,000 or $0.71 per diluted share for the year ended December 31, 2017. Core FFO was $7,363,000 or $0.19 per diluted share for the quarter ended December 31, 2018 as compared to $6,553,000 or $0.19 per diluted share for the quarter ended December 31, 2017. Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”), was $27,471,000 or $0.74 per diluted share for the year ended December 31, 2018, as compared to $21,714,000 or $0.66 per diluted share for the year ended December 31, 2017, representing an increase in Normalized FFO per diluted share of 12%. Normalized FFO was $7,363,000 or $0.19 per diluted share for the quarter ended December 31, 2018, as compared to $6,324,000 or $0.18 per diluted share for the quarter ended December 31, 2017, representing an increase in Normalized FFO per diluted share of 6%.

A summary of significant financial information for the three and twelve months ended December 31, 2018 and 2017 is as follows:

	For the Three Months Ended
	December 31,
	2018	2017

Total Income	$34,245,000	$28,697,000
Total Expenses	$29,320,000	$24,568,000
Gain on Sales of Marketable Securities, net	$-0-	$229,000
Decrease in Fair Value of Marketable Securities	$(31,913,000)	$-0-
Net Loss Attributable to Common Shareholders	$(32,853,000)	$(796,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.87)	$(0.03)
Core FFO (1)	$7,363,000	$6,553,000
Core FFO (1) per Diluted Common Share	$0.19	$0.19
Normalized FFO (1)	$7,363,000	$6,324,000
Normalized FFO (1) per Diluted Common Share	$0.19	$0.18
Weighted Average Shares Outstanding	37,841,000	35,072,000

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	16

	For the Twelve Months Ended
	December 31,
	2018	2017

Total Income	$129,587,000	$112,648,000
Total Expenses	$111,010,000	$96,616,000
Gain on Sales of Marketable Securities, net	$20,000	$1,748,000
Decrease in Fair Value of Marketable Securities	$(51,675,000)	$-0-
Net Loss Attributable to Common Shareholders	$(56,532,000)	$(7,679,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(1.53)	$(0.24)
Core FFO (1)	$26,966,000	$23,462,000
Core FFO (1) per Diluted Common Share	$0.72	$0.71
Normalized FFO (1)	$27,471,000	$21,714,000
Normalized FFO (1) per Diluted Common Share	$0.74	$0.66
Weighted Average Shares Outstanding	36,871,000	32,676,000

A summary of significant balance sheet information as of December 31, 2018 and 2017 is as follows:

	December 31, 2018	December 31, 2017

Gross Real Estate Investments	$881,456,000	$764,439,000
Marketable Securities at Fair Value	$99,596,000	$132,964,000
Total Assets	$878,986,000	$823,881,000
Mortgages Payable, net	$331,093,000	$304,895,000
Loans Payable, net	$107,985,000	$84,704,000
Total Shareholders’ Equity	$424,698,000	$421,215,000

Samuel A. Landy, President and CEO, commented on the 2018 results.

“During 2018, we continued to execute on our long-term business plan. We have generated solid operating results, achieved strong growth and strengthened our financial position. Our accomplishments during the year include:

●	Generated a 12% increase in Normalized FFO per share;
●	Increased Rental and Related Income by 12%;
●	Increased Community Net Operating Income (“NOI”) by 13%;
●	Improved our Operating Expense ratio by 50 basis points to 46.5%;
●	Increased Same Property NOI by 7%;
●	Increased Same Property Occupancy by 40 basis points from 82.6% to 83.0%;
●	Increased home sales by 45%;
●	Acquired 6 communities containing approximately 1,600 homesites for a total cost of $59.1 million, bringing our total property portfolio to 118 manufactured home communities with approximately 21,500 developed homesites;
●	Increased our rental home portfolio by 905 homes to approximately 6,500 total rental homes, representing an increase of 16%;
●	Expanded and extended our existing unsecured revolving credit facility, increasing the available borrowings and reducing interest costs;
●	Issued 2,000,000 shares of a new 6.375% Series D Cumulative Redeemable Preferred Stock, for net proceeds after deducting the underwriting discount and other estimated offering expenses, of approximately $48 million; and
●	Raised $35.1 million through our Dividend Reinvestment and Stock Purchase Plan.”

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	17

“In 2018, we acquired 6 communities containing approximately 1,600 developed homesites for an aggregate cost of approximately $59.1 million. The average occupancy of these communities is 79%. We have expanded into new markets within our existing footprint. These new communities have favorable demographics with significant upside potential through the filling of vacant sites and from expansion capabilities. The acquisition market remains competitive, but we are pleased with our ability to source deals and further grow the company through our acquisition program.”

“We have experienced double-digit sales growth in each of the past 3 years, increasing sales by 45% this year. Home sales have returned to profitability. The housing market is benefiting from rising wages, increased employment and reduced government regulations. We are very optimistic about the future of our sales division.”

“Our rental operation continues to drive our occupancy rates and improve our property operations. We have added an additional 905 homes to our rental portfolio which now contains 6,500 homes. We have maintained a healthy occupancy rate of over 92% for our rental units.”

“The public REIT market experienced tremendous volatility during the fourth quarter and our GAAP earnings were negatively impacted as a result. The fair market value of our REIT securities portfolio has improved substantially subsequent to quarter end.”

“Same Property NOI increased by 7% this year, driven by a 40-basis point increase in occupancy and a 350-basis point increase in site rent. Our same property results reflect the strength of our platform and the successes of our business plan.”

“UMH is well positioned for continued success in 2019. We have grown our portfolio to 118 communities containing 21,500 developed homesites. Our overall occupancy rate increased by 40 basis points during the year from 82.6% to 83.0% at yearend. We have a business plan that has proven to deliver consistent long-term results. We have developed an irreplaceable platform that will enhance shareholder value. The demand for affordable housing in our markets remains strong which should lead to future revenue and earnings growth.”

UMH Properties, Inc. will host its Fourth Quarter and Year Ended December 31, 2018 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Friday, March 8, 2019 at 10:00 a.m. Eastern Time.

The Company’s fourth quarter and year ended December 31, 2018 financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financial Information and Filings” section.

To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday, March 8, 2019. It will be available until June 1, 2019, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10127590. A transcript of the call and the webcast replay will be available at the Company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 118 manufactured home communities containing approximately 21,500 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan and Maryland. In addition, the Company owns a portfolio of REIT securities.

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	18

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds From Operations Attributable to Common Shareholders (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Income (Loss) Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations Attributable to Common Shareholders (“Core FFO”) as FFO plus change in the fair value of marketable securities and costs associated with the redemption of preferred stock. We define Normalized Funds From Operations Attributable to Common Shareholders (“Normalized FFO”) as Core FFO excluding gains and losses realized on securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. FFO, Core FFO and Normalized FFO, as well as Community NOI, should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO, Normalized FFO and Community NOI and, accordingly, our FFO, Core FFO, Normalized FFO and Community NOI may not be comparable to all other REITs. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO, Core FFO and Normalized FFO attributable to common shareholders for the three and twelve months ended December 31, 2018 and 2017 are calculated as follows:

	Three Months Ended		Twelve Months Ended
	12/31/18	12/31/17	12/31/18	12/31/17
Net Loss Attributable to Common Shareholders	$(32,853,000)	$(796,000)	$(56,532,000)	$(7,679,000)
Depreciation Expense	8,281,000	7,297,000	31,691,000	27,557,000
Loss on Sales of Depreciable Assets	22,000	52,000	132,000	81,000
FFO Attributable to Common Shareholders	(24,550,000)	6,553,000	(24,709,000)	19,959,000
Decrease in Fair Value of Marketable Securities (2)	31,913,000	-0-	51,675,000	-0-
Redemption of Preferred Stock	-0-	-0-	-0-	3,503,000
Core FFO Attributable to Common Shareholders	7,363,000	6,553,000	26,966,000	23,462,000
Gain on Sales of Marketable Securities, net	-0-	(229,000)	(20,000)	(1,748,000)
Non-Recurring Other Expense (1)	-0-	-0-	525,000	-0-
Normalized FFO Attributable to Common Shareholders	$7,363,000	$6,324,000	$27,471,000	$21,714,000

(1)	Consists of one-time payroll expenditure.
(2)	Represents change in unrealized gain (loss) in marketable securities which is included in the Consolidated Statements of Income (Loss).

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	19

The diluted weighted shares outstanding used in the calculation of Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 38,135,000 and 37,214,000 shares for the three and twelve months ended December 31, 2018, respectively, and 35,478,000 and 33,146,000 shares for the three and twelve months ended December 31, 2017, respectively. Common stock equivalents resulting from stock options in the amount of 294,000 and 342,000 shares for the three and twelve months ended December 31, 2018, respectively, and 406,000 and 470,000 shares for the three and twelve months ended December 31, 2017, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

The following are the cash flows provided (used) by operating, investing and financing activities for the twelve months ended December 31, 2018 and 2017:

	2018	2017
Operating Activities	$40,175,000	$40,857,000
Investing Activities	(137,603,000)	(152,920,000)
Financing Activities	82,314,000	130,604,000

UMH Properties, Inc. | Fourth Quarter FY 2018 Supplemental Information	20